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                                                                    EXHIBIT 10.8

                                 AMENDMENT NO. 1
                                     TO THE
                       RESTRICTED STOCK PURCHASE AGREEMENT

         This Amendment No. 1 (this "Amendment") to the Restricted Stock Purchase Agreement, dated as of October 31, 2001 (the "Restricted Stock Purchase Agreement"), is entered into effective as of May 7, 2002, by and between Barrier Therapeutics, Inc. (formerly known as Barrier Health Technologies, Inc.), a Delaware corporation (the "Company"), and Dr. Geert Cauwenbergh (the "Purchaser"). Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Restricted Stock Purchase Agreement.

                                    RECITALS:

         WHEREAS, the Company agreed to sell and the Purchaser agreed to purchase shares of the Company's common stock, par value of $.0001 per share (the "Common Stock"), pursuant to that certain Restricted Stock Purchase Agreement; and

         WHEREAS, the Company is currently negotiating the sale of its Series B Convertible Preferred Stock (the "Series B Shares") to certain investors (the "Series B Financing"); and

         WHEREAS, in connection with the Series B Financing, the Company has proposed to issue and sell up to 16,000,000 shares of its Series B Shares to those certain investors (the "Series B Investors"), at a purchase price of $3.00 per share, pursuant to a certain Series B Convertible Purchase Agreement (the "Purchase Agreement"); and

         WHEREAS, in connection with the Series B Financing, the Series B Investors are requesting and the Company and the Purchaser have agreed to make certain amendments to the Restricted Stock Purchase Agreement and the Common Stock issued thereunder (the "Shares"); and

         WHEREAS, this Amendment shall be effective upon execution by the Company and the Purchaser.

         NOW THEREFORE, in consideration of the mutual covenants herein, and intending to be legally bound hereby, the parties agree as follows:

1. Section 3 of the Restricted Stock Purchase Agreement is hereby amended to include paragraph (c) as follows:

                  "(c)     Notwithstanding paragraph (a) above, if the Purchaser
shall not have commenced his employment with the Company within sixty (60) days after the date of this Amendment, then the Company shall have the right to repurchase all of the Shares pursuant to the terms set forth in paragraph (a) above."

2. Section 4 of the Restricted Stock Purchase Agreement is hereby amended in its entirety to read as follows:

"4.      Release of Shares From Repurchase Option. The Shares shall be released from the Repurchase Option as follows:

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
                                                                           PERCENTAGE OF SHARES FOR WHICH THE SHARES
                             DATE                                           ARE RELEASED FROM THE REPURCHASE OPTION
--------------------------------------------------------------------------------------------------------------------
Upon the date the Purchaser commences employment with the Company                                25%
--------------------------------------------------------------------------------------------------------------------
Upon the one year anniversary of the date the Purchaser commences                             18.75%
employment with the Company
--------------------------------------------------------------------------------------------------------------------
Monthly for three (3) years beginning after the one year anniversary of                      1.5625%
the date the Purchaser commences employment with the Company

         Notwithstanding anything to the contrary, in the event that Purchaser is terminated without Cause (as defined in Purchaser's employment agreement or in the Company's 2002 Equity Compensation Plan) or due to death or disability, the Repurchase Option shall be for only fifty percent (50%) of the unreleased Shares.

         The release of shares from the Repurchase Option is cumulative, but shall not exceed 100%. If the foregoing schedule would produce fractional Shares, the number of Shares for which the Repurchase Option is released shall be rounded down to the nearest whole Share."

3. Except as specifically amended herein, all terms and conditions contained in the Restricted Stock Purchase Agreement shall remain in full force and effect. To the extent there is any conflict between the Restricted Stock Purchase Agreement and this Amendment, the terms of this Amendment shall prevail.

4. This Amendment shall be governed by and construed under the laws of the State of New Jersey as applied to agreements among New Jersey residents entered into and to be performed entirely within New Jersey.

5. This Amendment may be executed in any number of counterparts, each of which shall be an original, but both of which together shall constitute one instrument.

                                      - 2 -

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         IN WITNESS WHEREOF, the undersigned parties have executed this
Amendment No. 1 to the Restricted Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

                                        BARRIER THERAPEUTICS, INC.

                                        By: /s/ James Mervis
                                            ------------------------------------
                                        Name: James Mervis
                                        Title: Vice President and Secretary

                                        PURCHASER:

                                        /s/ Geert Cauwenbergh
                                            ------------------------------------
                                        Dr. Geert Cauwenbergh

                        SIGNATURE PAGE TO AMENDMENT NO. 1
                   TO THE RESTRICTED STOCK PURCHASE AGREEMENT